                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                             Dover Motorsports, Inc.
             (Exact name of registrant as specified in its charter)

                         Commission File Number 1-11929

               Delaware                                  51-0357525
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

            1131 N. DuPont Highway
                 Dover, Delaware                            19901
      (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (302) 674-4600

                                       N/A
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)  Exhibits

     99.1 Press Release dated April 24, 2003, issued by Dover Motorsports, Inc. (the "Registrant").

Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

     On April 24, 2003, the Registrant issued a press release announcing the Registrant's financial results for the first quarter ended March 31, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 9 and Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Dover Motorsports, Inc.

                                 /s/  Denis McGlynn

                                 ------------------------------------------
                                 Denis McGlynn
                                 President and Chief Executive Officer

Dated: April 24, 2003

                                  EXHIBIT INDEX

Exhibit
Number     Description

99.1       Press Release dated April 24, 2003, issued by Dover Motorsports, Inc.